UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2021

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2021 Annual Meeting of Stockholders of Targa Resources Corp. (the “Company”) held on May 25, 2021 (the “Annual Meeting”), upon the recommendation of the Board of Directors of the Company (the “Board”), stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Charter Amendment amends Article FOURTH of the Charter to increase the number of shares of common stock authorized for issuance from 300,000,000 shares to 450,000,000 shares. The Charter Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of Delaware on May 25, 2021.

The foregoing description of the terms of the Charter Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Charter Amendment, which is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 25, 2021. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect five Class II Directors to serve on the Board for a term of office expiring at the Company’s 2024 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2021; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approve an amendment to the Company’s Charter to increase the number of shares of common stock authorized for issuance to 450,000,000 shares. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2021:

1.

Each of the five Class II directors that was up for re-election was elected for a term of three years expiring at the Company’s 2024 Annual Meeting of Stockholders. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Beth A. Bowman	175,784,420	2,478,869	108,618	20,677,926
Lindsey M. Cooksen	165,888,036	12,364,061	119,808	20,677,928
Robert B. Evans.	173,952,047	4,211,873	207,985	20,677,928
Joe Bob Perkins.	170,513,834	7,744,092	113,978	20,677,929
Ershel C. Redd Jr. .	172,775,504	5,481,429	114,971	20,677,929

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent auditors for 2021. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
197,616,581	1,320,738	112,514

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
174,684,212	3,417,836	269,850	20,677,935

4.

The Board proposal seeking approval of an amendment to the Company’s Charter to increase the number of shares of common stock authorized for issuance to 450,000,000 shares. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
196,159,137	2,675,336	215,347

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Targa Resources Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 26, 2021	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer